TIFFANY & CO.

                                 AMENDMENT NO. 1



     AMENDMENT NO. 1 (this "Amendment"), dated as of April 12, 2002, to the Credit Agreement, dated as of November 5, 2001, by and among Tiffany & Co., Tiffany and Company, Tiffany & Co. International, the other Borrowers party thereto, the Lenders party thereto and The Bank of New York, as Administrative Agent (the "Credit Agreement").

     Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement.

     In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 11.1 of the Credit Agreement, the Parent, the Borrowers and the Administrative Agent hereby agree as follows:

     1. Section 8.1(e) of the Credit Agreement is hereby amended to replace the reference to "10%" with "20%".

     2. This Amendment shall become effective immediately upon receipt by the Administrative Agent of this Amendment executed by a duly authorized officer or officers of the Parent, the Borrowers, the Required Lenders and the Administrative Agent.

     3. Except as amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect.

     4. In order to induce the Administrative Agent to execute this Amendment and the Required Lenders to consent hereto, the Parent and the Borrowers each hereby (a) certifies that, on the date hereof and immediately before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement are and will be true and correct in all respects, (b) certifies that, immediately before and after giving effect to this Amendment, no Default or Event of Default exists or will exist under the Loan Documents, and
(c) agrees to pay the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

     5. Each of the Parent and the Borrowers hereby (a) reaffirms and admits the validity, enforceability and continuation of all the Loan Documents to which it is a party and its obligations thereunder, (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations under the Loan Documents to which it is a party and each of the Guarantors hereby consents to this Agreement and (c) in its capacity as a Guarantor, consents to this Amendment.

     6. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

     7. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [Signature pages follow]

     The parties have caused this Amendment to be duly executed as of the date first written above.


                                         TIFFANY & CO.,
                                         a Delaware corporation


                                         By:      /s/ Michael W. Connolly
                                                  ______________________________

                                         Name:    Michael W. Connolly
                                                  ______________________________

                                         Title:   Vice President - Treasurer
                                                  ______________________________


                                         TIFFANY AND COMPANY,
                                         a New York corporation


                                         By:      /s/ Michael W. Connolly
                                                  ______________________________

                                         Name:    Michael W. Connolly
                                                  ______________________________

                                         Title:   Vice President - Treasurer
                                                  ______________________________


                                         TIFFANY & CO. INTERNATIONAL,
                                         a Delaware corporation


                                         By:      /s/ Michael W. Connolly
                                                  ______________________________

                                         Name:    Michael W. Connolly
                                                  ______________________________

                                         Title:   Vice President - Treasurer
                                                  ______________________________

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 1 TO THE CREDIT AGREEMENT


                                         SOCIETE FRANCAISE POUR LE DEVELOPMENT
                                         DE LA PORCELAINE D'ART
                                         (S.A.R.L.),
                                         a French corporation


                                         By:      /s/ Michael W. Connolly
                                                  ______________________________

                                         Name:    Michael W. Connolly
                                                  ______________________________

                                         Title:   Authorized Signatory
                                                  ______________________________


                                         TIFFANY & CO. ITALIA S.P.A.,
                                         an Italian corporation


                                         By:      /s/ Michael W. Connolly
                                                  ______________________________

                                         Name:    Michael W. Connolly
                                                  ______________________________

                                         Title:   Attorney In Fact
                                                  ______________________________


                                         TIFFANY & CO. JAPAN INC.,
                                         a Delaware corporation


                                         By:      /s/ Michael W. Connolly
                                                  ______________________________

                                         Name:    Michael W. Connolly
                                                  ______________________________

                                         Title:   Treasurer
                                                  ______________________________


                                         TIFFANY & CO. PTE, LTD.,
                                         a Singapore corporation


                                         By:      /s/ Michael W. Connolly
                                                  ______________________________

                                         Name:    Michael W. Connolly
                                                  ______________________________

                                         Title:   Authorized Signatory
                                                  ______________________________

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 1 TO THE CREDIT AGREEMENT


                                         TIFFANY & CO,
                                         a United Kingdom corporation


                                         By:      /s/ Michael W. Connolly
                                                  ______________________________

                                         Name:    Michael W. Connolly
                                                  ______________________________

                                         Title:   Special Representative
                                                  ______________________________


                                         TIFFANY & CO. WATCH CENTER AG,
                                         a Swiss corporation


                                         By:      /s/ Michael W. Connolly
                                                  ______________________________

                                         Name:    Michael W. Connolly
                                                  ______________________________

                                         Title:   Authorized Signatory
                                                  ______________________________



                                         TIFFANY KOREA LTD.,
                                         a Korean corporation


                                         By:      /s/ Michael W. Connolly
                                                  ______________________________

                                         Name:    Michael W. Connolly
                                                  ______________________________

                                         Title:   Authorized Signatory
                                                  ______________________________


                                         TIFFANY & CO. MEXICO, S.A. de C.V.,
                                         a Mexican corporation


                                         By:      /s/ Michael W. Connolly
                                                  ______________________________

                                         Name:    Michael W. Connolly
                                                  ______________________________

                                         Title:   Authorized Signatory
                                                  ______________________________


                                         TIFFANY & CO. OF NEW YORK LIMITED,
                                         a Hong Kong corporation


                                         By:      /s/ Michael W. Connolly
                                                  ______________________________

                                         Name:    Michael W. Connolly
                                                  ______________________________

                                         Title:   Attorney By Power of Attorney
                                                  ______________________________

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

                                         SINDAT LIMITED,
                                         a Hong Kong corporation


                                         By:      /s/ Michael W. Connolly
                                                  ______________________________

                                         Name:    Michael W. Connolly
                                                  ______________________________

                                         Title:   Attorney By Power of Attorney
                                                  ______________________________


                                         THE BANK OF NEW YORK, as Administrative
                                         Agent


                                         By:      /s/ Howard F. Bascom, Jr.
                                                  ______________________________

                                         Name:    Howard F. Bascom, Jr.
                                                  ______________________________

                                         Title:   Vice President
                                                  ______________________________

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 1 TO THE CREDIT AGREEMENT


AGREED AND CONSENTED TO:


THE BANK OF NEW YORK, individually



By:      /s/ Howard F. Bascom, Jr.
         ______________________________

Name:    Howard F. Bascom, Jr.
         ______________________________

Title:   Vice President
         ______________________________

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 1 TO THE CREDIT AGREEMENT


AGREED AND CONSENTED TO:



ABN AMRO BANK N.V.



By:      /s/ Ronald C. Spurga      /s/ Jeff Sarfaty
         __________________________________________

Name:    Ronald C. Spurga          Jeff Sarfaty
         __________________________________________

Title:   Vice President            VP
         __________________________________________

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 1 TO THE CREDIT AGREEMENT


AGREED AND CONSENTED TO:


JPMORGAN CHASE BANK
(fka The Chase Manhattan Bank)



By:      /s/ Wendy Weinsier Segal, VP
         ______________________________

Name:    Wendy Weinsier-Segal
         ______________________________

Title:   Vice President
         ______________________________

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 1 TO THE CREDIT AGREEMENT


AGREED AND CONSENTED TO:


MIZUHO CORPORATE BANK, LTD.
(formerly The Dai-Ichi Kangyo Bank, Ltd.)



By:      /s/ Ying Yang
         ______________________________

Name:    Ying Yang
         ______________________________

Title:   Assistant VP
         ______________________________

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 1 TO THE CREDIT AGREEMENT


AGREED AND CONSENTED TO:



FIRSTAR BANK, NA



By:      /s/ John Franceschi
         ______________________________

Name:    John Franceschi
         ______________________________

Title:   Vice President
         ______________________________

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 1 TO THE CREDIT AGREEMENT


AGREED AND CONSENTED TO:


FLEET NATIONAL BANK
FLEET PRECIOUS METALS INC.



By:      /s/ Richard M. Seufert
         ______________________________

Name:    Richard M. Seufert
         ______________________________

Title:   Sr. Vice President
         ______________________________


By:      /s/ Lawrence Corrente, Jr.
         ______________________________

Name:    Lawrence Corrente, Jr.
         ______________________________

Title:   VP
         ______________________________